UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2017
CSRA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-37494 (Commission File Number)	47-4310550 (I.R.S. Employer Identification No.)

3170 Fairview Park Drive Falls Church, Virginia (Address of Principal Executive Offices)		22042 (Zip Code)

Registrant’s telephone number, including area code: (703) 641-2000
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 26, 2017, the board of directors of CSRA Inc. amended Article VIII, Section 1 of its bylaws to change the affirmative vote of stockholders required to adopt, amend, or repeal bylaws from 75% of the outstanding voting shares to a majority of the outstanding voting shares. We believe this change demonstrates CSRA's strong commitment and responsiveness to its stockholders.

Item 9.01. Financial Statements and Exhibits
9.01(d) Exhibits:
The following exhibit is furnished herewith:

Exhibit No.	Description

3.1	Article VIII, Section 1 of the Bylaws of CSRA Inc., as amended effective July 26, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2017

CSRA INC.

By:	/s/ William J. Haynes II
	Name:	William J. Haynes II
	Title:	Executive Vice President, General Counsel and Secretary